                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                   LEGG MASON
                                     GLOBAL
                                  TRUST, INC.

                           INTERNATIONAL EQUITY TRUST
                                  EUROPE FUND
                              INSTITUTIONAL CLASS

                               [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s semi-annual report for the Institutional Class of the International Equity Trust and Europe Fund ("Funds"), for the six months ended June 30, 2001.

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for the first half of 2001 and the investment outlook. The Funds' total returns for various periods ended June 30, 2001, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III
                                             -----------------------------------

                                             Edward A. Taber, III

                                             President

July 30, 2001

Portfolio Managers' Comments

International Equity Trust

Performance

     For the year to date, the International Equity Trust's return was -11.9%, compared with -14.9% for the Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index.

     For the first half of the year, the Fund outperformed the benchmark due to positive stock selection and region/sector weightings. Stock selection was positive across all the regions: in Japan, selection was most positive in the industrials sector; in Europe, banks added value (particularly the Irish banks); and in the U.K., it was the consumer staples sector.

     Japan was the best performing of the larger regions for the year to date, down 8.3%; returns for the U.K. and continental Europe were more negative, -14.2% and -20.1%. The Resource Countries (Australia, New Zealand and Canada) rose 1.8%, buoyed by their banking and materials sectors.

     Returns in non-U.S. markets for the first quarter of 2001 reflected a sharp economic slowdown globally. The speed of the correction was a surprise as earnings warnings peppered financial news. Performance for the Fund turned positive in the second quarter of 2001. Extreme swings in sector and style returns lessened. As markets moved more rationally, the Fund performed better than the benchmark, +2.2% compared with -1.3% for the index. All components of our stock selection, which provide a balance among value, growth, expectations and technical factors, worked for the quarter.

Market Overview

     We rank the U.K. as the most attractive of the large regions within EAFE. The U.K. market itself was relatively defensive during the quarter, with its concentration in large energy and pharmaceutical companies. Current conditions exhibit a significant divergence in the economy with pricing pressures in the services segment, while deflation persists in the goods segment. The manufacturing slowdown has been significant, given the slowdown in continental Europe and the relative strength of the British pound versus the euro. Recent volatility in this exchange rate followed Labour's strong victory and speculation that the U.K. would enter the European Monetary Union earlier than expected. Consensus expectations are leaning toward an increase in interest rates from the Bank of England early in 2002. U.K. domestic growth is expected to remain strong and, although influenced by U.S. and European slowdowns, is not expected to fall as much.

     Signs of economic deterioration in Europe increased. Earnings estimates and our growth-to-P/E measures are less attractive as company expectations relative to price paid have fallen. Despite the weak euro, growth rates for export companies are slowing significantly and negative year-on-year growth is expected for the second half of 2001. For the consumer, sentiment that held up well for most of the year is now turning negative. Tax cuts in the largest economies have failed to spur consumption, and high energy and food costs have layered additional burdens on spending. With headline inflation still high and a lack of consensus, interest rates are expected to remain unchanged with no significant cuts to stimulate the economy.

     Japan was ahead of the U.K. and Europe for the six-month period in dollar terms. Our regional model currently ranks Japan neutral as the money flow indicator offsets superior earnings expectations. The Fund is slightly underweight relative to the benchmark, 23% compared with 24% at quarter-end.

     The election of Koizumi as head of the LDP, and hence as Prime Minister, in April prompted excitement that change was afoot in Japan at both the micro and macro levels. His proposed policy initiatives are radical by Japanese standards, but will lead in the short term to a more severe economic environment and a weaker yen. The imminent election for the Upper House is likely to consolidate Koizumi's position and to be positive for Japan in the long run, but there are several political hurdles he must clear first, and his watchwords have been "No pain, no gain." The long term will look rosier if he can effect change.

     At the corporate level, despite slowing and in some cases declining earnings, companies are remarkably optimistic as there are rays of hope for a long-term economic recovery. Technology companies and banks are especially vulnerable to downgrades, but a weaker yen should mitigate the harsher domestic picture for certain companies. Valuations in Japan have fallen to levels comparable to the U.S. and Europe, even on these depressed earnings. The potential is enticing but it may require patience and more pain in the interim. We remain alert to the opportunities, and timing will be important.

     The Resource Countries (Australia, New Zealand and Canada) outperformed other regions, a surprise given that these countries are dominated by the cyclical materials and banking sectors. Aggressive central bank easings helped buoy banking stocks, while investors looked past the weakness in global economies and commodity prices (except oil) in anticipation of eventual recovery. Exporters and commodity producers also benefited from weak home currencies, while oil exploration companies enjoyed the high oil price environment. While signs of economic stabilization and upticks in inflation in the region suggest that central bank easings are nearing an end, positive sentiment appears set to continue as our earnings revision and funds flow indicators rank this region highly.

Strategy

     We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection, with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector.

     We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

     The Fund, oriented towards fundamental measures of both value and growth, was attractively valued compared with the EAFE benchmark, with a lower forward P/E, 14.7x compared with 19.3x, and a more attractive growth-to-P/E ratio, 2.0x compared with 1.7x.

                                         Batterymarch Financial Management, Inc.

July 24, 2001

Portfolio Managers' Comments

Europe Fund

     Having started the year brightly in January, equity markets generally have declined and returned to last year's bearish mode. Whilst interest rate cuts have made the headlines across the world, investors are more concerned over the immediate economic outlook and the prospects for company profitability. Economic data from the U.S. clearly indicate a sharp slowdown in activity, albeit from an unsustainably high level. The U.S. grew by 1.4% in the fourth quarter of last year, below expectations, and while there was little sign at the time of the weakness being transferred across the Atlantic, European equity markets felt the chill at the prospect of a global slowdown. The macro environment here in Europe at the start of the year showed a mixed picture. Evidence in the U.K. was similar to the United States, where growth had slowed rapidly in the last quarter of the year. Fourth quarter GDP rose by only 0.3%, while in Continental Europe talk was still of the threat of inflation and how this could be controlled. German industrial production in December 2000 showed a rise of 0.7%, and many of the European economies showed annualised growth of near 3% in the final quarter of 2000. However, as we moved through the year, the U.S. and U.K. slowdowns have been mirrored elsewhere in Europe and concerns are now shifting from inflation to the lack of growth.

     Against this backdrop, corporate newsflow has been poor and share prices have fallen. The broad markets, as measured by Morgan Stanley Capital International (MSCI), have declined by 18% for the year to date in dollar terms. Indeed, European markets have underperformed America as a number of specific issues have unraveled. The wireless sector, which dominates the European technology market, has been in a period of transition from second generation narrow band into GPRS broadband and ultimately third generation technology. While this transition opens the way for technological improvements, it has caused considerable short-term uncertainty across the industry, from operators like Vodafone and Orange, to those involved in the manufacture and development of infrastructure, including Nokia and Ericsson, as large rollout costs are incurred without any large immediate payback. Despite the problems that each of these companies now face, we still believe that the industry will be one of the more dynamic available to investors, especially once the new technology is bedded down and wider usage applications are adopted. Headlines, for this year at least, will continue to be negative. Forecasts for the global sale of wireless handsets started the year with analysts expecting sales in excess of 550 million units. As we reach the mid-point of the year, the industry is looking for sales anywhere between 350 to 400 million. The incumbent telephone companies have also had to pay substantial amounts for licenses to access the new spectrum, increasing debt levels. Over and above these specific problems, the rollout of the new third generation offering has been delayed into next year. The earnings and visibility that these connected industries once offered has declined for the time being.

     Earnings worries in Europe were not just confined to the technology and telephony areas, but the weakening economic backdrop has had a negative influence across most sectors. Interest rates have been reduced in the U.K. and by the European Central Bank in Euroland. The debate going forward is how quickly these cuts will take effect. Much will depend on the U.S. economy's reaction to interest rate cuts made already. Economists talk in terms of "V" and "U" shaped recoveries. Calling for an immediate bounce back, or "V" shape, is in our view perhaps premature, and we would prefer to look for a more gradual "U" shaped recovery. In this respect, the recovery prospects are encouraging. European economies do not have to correct from the period of excessive growth which occurred in the U.S. for much of the 1990s. A number of structural features continue to stand out. The corporate restructuring theme, which has been present in Europe over the last five years, is now more imperative than ever. Current economic conditions will force Europeans to get tough just to maintain competitiveness. Corporate action has continued apace. Allianz, whose move last year to buy Dresdner Bank failed, tried again and this time seems to have won the day, and this has started a chain of financial unbundling across Germany involving many of that country's leading names. This is one of a number of examples.

     The Fund has been active over the period. In general, we have sought to decrease the weighting in the technology and telecom areas. While we remain confident for the longer-term outlook, the short-term picture is unclear given the industry transition mentioned above. With the proceeds, we have sought to broaden the exposure of the portfolio to include a greater industrial and consumer element, especially with the euro currency trading at such advantageous levels against the dollar. We believe that these will be the first areas to anticipate the eventual recovery. Here we would include stocks like Schneider Electronics, Hennes and Mauritz, Accor and Adidas.

     To conclude, while the present picture in equity markets looks uncertain, we are encouraged by some signs that the economic slowdown is bottoming out. A more favourable economic background will help our growth style, which has been out of favour for the last twelve months. At present, many growth situations are as unloved as they were in favour at the height of the market euphoria at the beginning of 2000, and we would expect to see a more favourable growth backdrop developing as the year progresses. It is our feeling that a lot of bad news is now priced into the markets at these levels. The immediate catalysts that many investors are looking for include no further deterioration in inventory levels, leading indicators turning up, and improving earnings outlooks. We believe that some of these signs are beginning to appear.

                                Lombard Odier International Portfolio Management

July 25, 2001

Performance Information

Legg Mason Global Trust, Inc.

Total Returns for One Year, Three Years and Life of Class, as of June 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes.

  The Funds' total returns as of June 30, 2001, were as follows:

                             International   Europe
                             Equity Trust     Fund
----------------------------------------------------
Average Annual Total Return
  Institutional Class:
     One Year                   -22.39%      -34.34%
     Three Years                 -6.81%       -6.32%
     Life of Class(A)            -6.89%       +3.56%
Cumulative Total Return
  Institutional Class:
     One Year                   -22.39%      -34.34%
     Three Years                -19.07%      -17.78%
     Life of Class(A)           -20.16%      +14.46%
----------------------------------------------------


(A)   Institutional Class inception dates are:
      International Equity Trust -- May 5, 1998
      Europe Fund -- August 21, 1997

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 2001 (Unaudited)

International Equity Trust

                                                              % OF NET
                                                               ASSETS     VALUE
---------------------------------------------------------------------------------
                                                                            (000)
Aerospace & Defense                                              0.4%    $    476
Auto Components                                                  0.6          849
Automobiles                                                      5.8        7,735
Banks                                                           13.2       17,570
Beverages                                                        0.9        1,147
Building Products                                                0.9        1,213
Chemicals                                                        0.7          937
Communications Equipment                                         1.7        2,319
Computer & Peripherals                                           0.2          244
Construction & Engineering                                       2.9        3,938
Diversified Financials                                           2.7        3,584
Diversified Telecommunications                                   3.1        4,089
Electric Utilities                                               7.5        9,955
Electrical Equipment                                             1.0        1,287
Electronic Equipment & Instruments                               0.3          426
Energy Equipment & Services                                      0.1          123
Food & Drug Retailing                                            0.4          489
Food Products                                                    3.5        4,635
Gas Utilities                                                    0.8        1,003
Health Care Equipment                                            0.3          458
Health Care Providers & Services                                 0.5          622
Hotels, Restaurants & Leisure                                    0.5          624
Household Durables                                               2.6        3,445
Household Products                                               1.2        1,573
Industrial Conglomerates                                         1.6        2,178
Insurance                                                        3.2        4,314
Internet Software & Services                                     0.8        1,049
Leisure Equipment & Products                                     0.2          283
Machinery                                                        0.5          694
Marine                                                           1.4        1,921
Media                                                            1.3        1,747
Metals & Mining                                                  2.1        2,857
Multi-Utilities                                                  0.6          779
Office Electronics                                               2.3        3,112
Oil & Gas                                                       12.2       16,330
Paper & Forest Products                                          0.7          874
Pharmaceuticals                                                  9.5       12,744
Real Estate                                                      1.8        2,426
Road & Rail                                                      1.0        1,370
Semiconductor Equipment & Products                               1.1        1,524
Specialty Retail                                                 0.8        1,103
Textiles & Apparel                                               1.2        1,565
Tobacco                                                          1.5        2,023
Transportation Infrastructure                                    0.3          392
Water Utilities                                                  0.6          782
Wireless Telecommunication Services                              2.8        3,784
Short-Term Investments                                           1.2        1,554
                                                               -----     --------
Total Investment Portfolio                                     100.5      134,146
Other Assets Less Liabilities                                   (0.5)        (612)
                                                               -----     --------
NET ASSETS                                                     100.0%    $133,534
                                                               =====     ========

Europe Fund

                                                              % OF NET
                                                               ASSETS     VALUE
--------------------------------------------------------------------------------
                                                                           (000)
Auto Components                                                  3.5%    $ 2,864
Banks                                                           13.5      11,017
Capital Goods                                                    6.3       5,155
Commercial Services & Supplies                                   1.8       1,462
Consumer Durables & Apparel                                      2.7       2,194
Diversified Financials                                           6.4       5,248
Energy                                                           7.8       6,362
Food, Beverage & Tobacco                                         4.4       3,624
Food & Drug Retailing                                            2.7       2,219
Hotels, Restaurants & Leisure                                    2.7       2,201
Insurance                                                        7.4       6,081
Materials                                                        2.7       2,213
Media                                                            2.6       2,160
Pharmaceuticals & Biotechnology                                 12.1       9,915
Retailing                                                        2.8       2,281
Software & Services                                              2.1       1,750
Technology Hardware & Equipment                                  4.8       3,929
Telecommunication Services                                      10.2       8,320
Transportation                                                   0.8         640
Utilities                                                        1.6       1,288
                                                               -----     -------
Total Investment Portfolio                                      98.9      80,923
Other Assets Less Liabilities                                    1.1         900
                                                               -----     -------
NET ASSETS                                                     100.0%    $81,823
                                                               =====     =======

Statement of Net Assets
Legg Mason Global Trust, Inc.

June 30, 2001 (Unaudited)

(Amounts in Thousands)

International Equity Trust

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.8%
Australia -- 0.3%
  Australia & New Zealand Banking Group Limited                     44                   $    379
                                                                                         --------
Belgium -- 0.9%
  Algemene Maatschappij voor Nijverheidskredit NV (Almanij)         12                        415
  UCB SA                                                            15                        536
  Union Miniere SA                                                   7                        266
                                                                                         --------
                                                                                            1,217
                                                                                         --------
Brazil -- 0.7%
  Embraer - Empresa Brasileira de Aeronautica S.A.                  45                        349
  Petroleo Brasileiro S.A. - Petrobras ADR                          21                        546
  Tele Norte Leste Participacoes S.A. (Telemar)                  1,610                         21(A)
                                                                                         --------
                                                                                              916
                                                                                         --------
Canada -- 1.3%
  Bank of Nova Scotia                                                9                        276
  Canadian Imperial Bank of Commerce                                11                        388
  Manulife Financial Corporation                                    13                        371
  National Bank of Canada                                           17                        323
  Sun Life Financial Services of Canada                             15                        354
                                                                                         --------
                                                                                            1,712
                                                                                         --------
China -- 1.3%
  AsiaInfo Holdings, Inc.                                           53                      1,043(A)
  UTStarcom, Inc. ADR                                               29                        666(A)
                                                                                         --------
                                                                                            1,709
                                                                                         --------
Denmark -- 1.2%
  Danske Bank                                                       34                        608
  TDC A/S                                                           27                        969(A)
                                                                                         --------
                                                                                            1,577
                                                                                         --------
Finland -- 1.2%
  Elcoteq Network                                                   52                        348
  Nokia Oyj                                                         57                      1,293
                                                                                         --------
                                                                                            1,641
                                                                                         --------
France -- 7.4%
  Assurances Generales de France (AGF)                              16                        902
  Aventis S.A.                                                      12                        919
  Bouygues SA                                                       20                        660
  Etablissements Economiques du Casino Guichard-Perrachon
    SA - Class A Warrants                                            2                          8(A)
  Etablissements Economiques du Casino Guichard-Perrachon
    SA - Class B Warrants                                            2                          9(A)
  PSA Peugeot Citroen                                                5                      1,256
  Sanofi-Synthelabo SA                                              19                      1,241
  Scor                                                               9                        422

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
France -- Continued
  STMicroelectronics N.V.                                           17                   $    587
  TotalFinaElf S.A.                                                 23                      3,200
  Vivendi Universal SA                                              12                        718
                                                                                         --------
                                                                                            9,922
                                                                                         --------
Germany -- 4.3%
  Bayer AG                                                          12                        483
  Bayerische Motoren Werke (BMW) AG                                 15                        484
  Deutsche Bank AG                                                   9                        631
  E.On AG                                                           50                      2,604
  Infineon Technologies AG                                          12                        286
  Siemens AG                                                        15                        914
  Volkswagen AG                                                      6                        296
                                                                                         --------
                                                                                            5,698
                                                                                         --------
Hong Kong -- 3.3%
  Bank Of East Asia, Ltd.                                          380                        882
  Brilliance China Automotive Holdings Limited                   3,432                        836
  Cheung Kong (Holdings) Limited                                    63                        686
  Hutchison Whampoa Limited                                        125                      1,265
  New World Development Company Limited                            600                        731
  Peregrine Investment Holdings Limited                            256                         --(A,B)
                                                                                         --------
                                                                                            4,400
                                                                                         --------
Hungary -- 0.2%
  Gedeon Richter Rt.                                                 6                        345
                                                                                         --------

Ireland -- 4.5%
  Allied Irish Banks plc                                           194                      2,173
  Anglo Irish Bank Corporation plc                                 343                      1,305
  Bank of Ireland                                                  208                      2,061
  Jefferson Smurfit Group Plc                                      248                        458
                                                                                         --------
                                                                                            5,997
                                                                                         --------
Italy -- 4.8%
  ENI S.p.A.                                                       157                      1,912
  La Fondiaria Assicurazioni                                        80                        412
  Parmalat Finanziaria S.p.A.                                      149                        397
  Pirelli S.p.A.                                                   361                      1,006
  Safilo S.p.A.                                                     43                        456
  Societa Assicuratrice Industriale S.p.A. (SAI)                    30                        453
  Telecom Italia SpA                                               202                      1,817
                                                                                         --------
                                                                                            6,453
                                                                                         --------
Japan -- 22.5%
  ANRITSU CORPORATION                                               28                        423
  Asahi Glass Company, Limited                                     123                      1,022
  CANON, INC.                                                       44                      1,778
  Chubu Electric Power Company, Incorporated                        91                      1,925

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Japan -- Continued
  Citizen Watch Co., Ltd.                                           80                   $    488
  DAIICHI PHARMACEUTICAL CO., LTD                                   52                      1,203
  DAITO TRUST CONSTRUCTION CO., LTD.                                43                        723
  Daiwa House Industry Co., Ltd.                                    18                        141
  Fuji Heavy Industries Ltd.                                        99                        729
  Fujikura Ltd.                                                     45                        274
  Heiwa Corporation                                                 16                        281
  Hitachi Zosen Corporation                                        360                        341(A)
  HONDA MOTOR CO., LTD                                              18                        791
  HOUSE FOODS CORPORATION                                            5                         55
  KAJIMA CORPORATION                                               108                        275
  Kamigumi Co., Ltd.                                                98                        479
  Kawasaki Kisen Kaisha Ltd.                                       197                        374
  KEIO ELECTRIC RAILWAY CO., LTD                                   104                        540
  Kyushu Electric Power Company, Incorporated                       47                        788
  Mitsubishi Logistics Corporation                                  38                        346
  Mitsui O.S.K. Lines, Ltd.                                        242                        710
  MITSUMI ELECTRIC COMPANY, LTD                                     13                        242
  Nintendo Co., Ltd.                                                 2                        273
  Nippon Electric Glass Co., Ltd.                                   13                        184
  Nippon Television Network Corp.                                    2                        557
  NTN CORPORATION                                                  126                        350
  NTT DoCoMo, Inc.                                                N.M.                      1,914
  ONO PHARMACEUTICAL CO., LTD                                       40                      1,270
  ONWARD KASHIYAMA CO., LTD.                                        69                        748
  RICOH COMPANY, LTD.                                               61                      1,316
  SANYO SHINPAN FINANCE CO., LTD.                                   17                        598
  SONY CORPORATION                                                   6                        401
  Stanley Electric Co., Ltd.                                        32                        297
  Sumitomo Realty & Development Co., Ltd.                          106                        631
  Sumitomo Rubber Industries, Ltd.                                 113                        536
  SUZUKI MOTOR CORPORATION                                          21                        280
  Takeda Chemical Industries, Ltd.                                  18                        837
  TANABE SEIYAKU CO., LTD                                           52                        491
  The Bank of Iwate, Ltd.                                         N.M.                          1
  The Chugoku Electric Power Company, Incorporated                  15                        238
  The Tokyo Electric Power Company, Incorporated                     7                        184
  Tohoku Electric Power Company, Incorporated                       62                      1,010
  TOPPAN PRINTING CO., LTD                                          45                        463
  TOYODA AUTOMATIC LOOM WORKS, LTD.                                  1                         10
  Toyota Motor Corporation                                          72                      2,549
  Victor Company of Japan, Limited                                  42                        275
  West Japan Railway Company                                      N.M.                        184
  Yamaha Motor Co., Ltd.                                            58                        477
                                                                                         --------
                                                                                           30,002
                                                                                         --------
Mexico -- 0.3%
  Grupo Financiero BBVA Bancomer, S.A. de C.V. (GFB)               370                        367
                                                                                         --------

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Netherlands -- 6.4%
  CSM NV - Coupon                                                   51                   $  1,068(A)
  DSM NV                                                            13                        453
  ING Groep N.V.                                                    27                      1,747
  Koninklijke Ahold NV                                              15                        470
  Royal Dutch Petroleum Company                                     69                      3,969(A)
  Royal Vendex KBB N.V.                                             47                        600
  Royal Volker Wessels Stevin NV                                    13                        267
                                                                                         --------
                                                                                            8,574
                                                                                         --------
Norway -- 1.0%
  Norsk Hydro ASA                                                    9                        400
  Orkla ASA                                                         49                        883
  Statoil ASA                                                       17                        123(A)
                                                                                         --------
                                                                                            1,406
                                                                                         --------
Singapore -- 1.1%
  City Developments Limited                                         94                        364
  Overseas Union Bank Limited                                      138                        716
  Singapore Exchange Limited                                       540                        344
                                                                                         --------
                                                                                            1,424
                                                                                         --------
South Korea -- 1.0%
  Samsung Electronics Co., Ltd.                                      4                        642
  SK Telecom Co., Ltd.                                               4                        641
                                                                                         --------
                                                                                            1,283
                                                                                         --------
Spain -- 6.4%
  Acerinox, S.A.                                                    47                      1,306
  Aurea Concesiones de Infraestructuras del Estado S.A.             19                        329
  Banco Bilbao Vizcaya Argentaria S.A.                              36                        470
  Corporacion Mapfre, Compania Internacional de Reaseguros,
    S.A.                                                            40                        833
  Endesa S.A.                                                       80                      1,269
  Gas Natural SDG, S.A.                                             62                        999(A)
  Grupo Dragados, S.A.                                              44                        550
  Grupo Ferrovial, S.A.                                             27                        443
  Iberdrola S.A.                                                    59                        759
  Red Electrica de Espana                                           66                        594
  Sol Melia S.A.                                                    37                        324
  Telefonica, S.A.                                                  60                        739
                                                                                         --------
                                                                                            8,615
                                                                                         --------
Sweden -- 2.1%
  Nordic Baltic Holding (NBH) AB                                   248                      1,413(A)
  Skanska AB                                                       106                      1,000
  Svenska Cellulosa AB (SCA)                                        19                        411
                                                                                         --------
                                                                                            2,824
                                                                                         --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Switzerland -- 3.5%
  Compagnie Financiere Richemont AG                               N.M.                   $    320
  Nestle SA                                                          6                      1,223
  Novartis AG                                                       50                      1,827
  Roche Holdings AG                                                  6                        418(A)
  UBS AG                                                             6                        903
                                                                                         --------
                                                                                            4,691
                                                                                         --------
United Kingdom -- 23.1%
  Alliance & Leicester plc                                          95                      1,098
  Alliance Unichem plc                                              81                        619
  Allied Domecq plc                                                 27                        165
  Arcadia Group plc                                                 11                         45(A)
  Arriva plc                                                        66                        313
  Associates British Ports Holdings plc                             10                         61
  AstraZeneca Group plc                                             12                        574
  Barclays plc                                                      25                        780
  Barratt Developments plc                                         197                        995
  Bellway plc                                                       53                        280
  Bovis Homes Group plc                                             11                         52
  BP Amoco plc                                                     360                      2,965
  British American Tobacco plc                                     265                      2,014
  Cairn Energy plc                                                 155                        749(A)
  CGNU plc                                                          39                        545
  Diageo plc                                                        89                        977
  Enterprise Oil plc                                               100                        834
  George Wimpey plc                                                 23                         62
  GlaxoSmithKline plc                                              107                      3,018
  Halifax Group plc                                                 29                        336
  HSBC Holdings plc                                                 72                        859
  International Power plc                                          167                        704(A)
  JJB Sports plc                                                     7                         74
  Kelda Group plc                                                  142                        779
  Lloyds TSB Group plc                                              54                        543
  Lonmin plc                                                        60                        870
  National Express Group plc                                        24                        324
  Northern Foods plc                                               427                        987
  Old Mutual plc                                                   202                        463
  P & O Princess Cruises plc                                        57                        297
  Persimmon plc                                                     67                        308
  Reckitt Benckiser plc                                            109                      1,566
  Royal Bank of Scotland Group plc                                  44                        978
  Scottish and Southern Energy plc                                  51                        476
  Shell Transport & Trading Company                                249                      2,076
  Taylor Woodrow plc                                               119                        327

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
United Kingdom -- Continued
  The Berkeley Group plc                                             31                    $    316
  United Utilities plc                                               82                         776
  Vodafone Group plc                                                545                       1,209
  Wolseley plc                                                       51                         378
                                                                                           --------
                                                                                             30,792
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $134,471)                       131,944
---------------------------------------------------------------------------------------------------
Preferred Shares -- 0.5%
Brazil -- 0.5%
  Embraer - Empresa Brasileira de Aeronautica S.A. ADR                3                         125
  Tele Norte Leste Participacoes S.A. (Telemar) ADR                  34                         523
                                                                                           --------
Total Preferred Shares (Identified Cost -- $697)                                                648
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.2%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $1,554 on
  7/2/01 (Collateral: $1,556 Fannie Mae mortgage-backed securities,
  6.764%, due 3/1/33, value $1,586)                            $  1,554                       1,554
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $1,554)                                       1,554
---------------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $136,722)                                   134,146
Other Assets Less Liabilities -- (0.5)%                                                        (612)
                                                                                           --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  13,417 Primary Class shares outstanding                      $157,558
      7 Institutional Class shares outstanding                       94
Accumulated net investment income/(loss)                           (840)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                         (20,668)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                          (2,610)
                                                               --------

NET ASSETS -- 100.0%                                                                       $133,534
                                                                                           ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                              $ 9.95
                                                                                           ========
  INSTITUTIONAL CLASS                                                                        $10.12
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Europe Fund

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.7%

Belgium -- 1.1%
  Interbrew                                                      34                    $    905
                                                                                       --------
Denmark -- 3.1%
  Novo Nordisk A/S                                               28                       1,243
  Vestas Wind Systems A/S                                        29                       1,334
                                                                                       --------
                                                                                          2,577
                                                                                       --------
Finland -- 3.8%
  Nokia Oyj                                                     115                       2,616
  Sonera Oyj                                                     69                         536
                                                                                       --------
                                                                                          3,152
                                                                                       --------
France -- 18.9%
  Accor SA                                                       16                         663
  Aventis SA                                                     20                       1,606
  Aventis SA ADR                                                 11                         885
  Axa                                                            62                       1,757
  Castorama Dubois Investissement SA                              5                       1,119
  Compagnie de Saint-Gobain                                       6                         868
  Compagnie Generale des Etablissements Michelin                 12                         383
  Groupe Danone ADR                                              37                       1,012
  Orange SA                                                     145                       1,179(A)
  PSA Peugeot Citroen                                             5                       1,359
  Sanofi-Synthelabo SA                                           13                         854
  Schneider Electric SA                                          16                         897
  TotalFinaElf SA                                                10                       1,457
  TotalFinaElf SA ADR                                            11                         758
  Vivendi Environnement                                          16                         653
                                                                                       --------
                                                                                         15,450
                                                                                       --------
Germany -- 12.8%
  Adidas-Salomon AG                                              14                         867
  Allianz AG                                                      7                       1,981
  Buderus AG                                                     30                         689
  Deutsche Bank AG                                               24                       1,716
  Deutsche Lufthansa AG                                          41                         639
  Deutsche Telekom AG                                            65                       1,481
  SAP AG                                                         13                       1,748
  Siemens AG                                                     22                       1,368
                                                                                       --------
                                                                                         10,489
                                                                                       --------
Ireland -- 2.5%
  Allied Irish Banks plc ADR                                     39                         869
  CRH plc                                                        70                       1,192
                                                                                       --------
                                                                                          2,061
                                                                                       --------

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
Italy -- 3.0%
  ENI S.p.A.                                                     80                    $    971
  Mediolanum S.p.A                                               99                       1,002
  San Paolo -- IMI S.p.A. ADR                                    20                         516
                                                                                       --------
                                                                                          2,489
                                                                                       --------
Netherlands -- 4.6%
  ING Groep N.V.                                                 32                       2,067
  Koninklijke (Royal) Philips Electronics N.V.                   18                         466
  Koninklijke Ahold NV                                           39                       1,211
                                                                                       --------
                                                                                          3,744
                                                                                       --------
Norway -- 0.5%
  Norsk Hydro ASA ADR                                            10                         410
                                                                                       --------
Portugal -- 0.6%
  Banco Comercial Portugues, SA ADR                              26                         501(A)
                                                                                       --------
Spain -- 2.8%
  Banco Santander Central Hispano, SA                           179                       1,627
  Endesa, S.A. ADR                                               40                         635
                                                                                       --------
                                                                                          2,262
                                                                                       --------
Sweden -- 5.0%
  Cardo AB                                                       38                         604
  D. Carnegie & Co AB                                            71                         815(A)
  Hennes & Mauritz AB (H&M)                                      68                       1,163
  Skandia Forsakrings AB                                         93                         856
  Telefonaktiebolaget LM Ericsson AB                            114                         621
                                                                                       --------
                                                                                          4,059
                                                                                       --------
Switzerland -- 7.5%
  Compagnie Financiere Richemont AG                               1                       1,326
  Credit Suisse Group                                             4                         697
  Novartis AG                                                    53                       1,933
  Syngenta AG                                                     8                         410(A)
  UBS AG                                                         12                       1,732
                                                                                       --------
                                                                                          6,098
                                                                                       --------
United Kingdom -- 28.9%
  Anglo American Agricultural - Non-Participating Warrants       22                           0
  ARM Holdings plc                                              183                         693(A)
  BP Amoco plc                                                  207                       1,700
  British Telecommunications plc                                123                         772
  British Telecommunications plc ADR                              7                         420
  Cadbury Schweppes plc ADR                                      30                         816
  Capita Group plc                                              153                         996

Legg Mason Global Trust Inc.

Europe Fund -- Continued

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
United Kingdom -- Continued
  Compass Group plc                                             192                    $  1,539
  Diageo plc ADR                                                 20                         890
  GlaxoSmithKline plc                                            88                       2,477
  HSBC Holdings plc                                             130                       1,540
  Pearson plc                                                    53                         878
  Reuters Group plc                                              99                       1,284
  Royal Bank of Scotland Group plc                               45                         989
  Shell Transport & Trading Company                             178                       1,478
  Standard Chartered plc                                         65                         831
  Tesco plc                                                     280                       1,010
  3i Group plc                                                   91                       1,365
  Vodafone Group plc                                          1,774                       3,934
                                                                                       --------
                                                                                         23,612
                                                                                       --------
United States -- 0.6%
  Pharmacia Corporation                                          11                         507
                                                                                       --------
Total Common Stock and Equity Interests (Identified
  Cost -- $89,754)                                                                       78,316
-----------------------------------------------------------------------------------------------
Preferred Shares -- 3.2%

Germany -- 3.2%
  MLP AG                                                         13                       1,486
  Porsche AG                                                      3                       1,121
                                                                                       --------
Total Preferred Shares (Identified Cost -- $1,617)                                        2,607
-----------------------------------------------------------------------------------------------
Total Investments -- 98.9% (Identified Cost -- $91,371)                                  80,923
Other Assets Less Liabilities -- 1.1%                                                       900
                                                                                       --------

NET ASSETS -- 100%                                                                     $ 81,823
                                                                                       ========


-----------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  2,130 Primary Class shares outstanding                                               $ 56,557
  3,108 Class A shares outstanding                                                       36,607
   131 Institutional Class shares outstanding                                             4,452
Undistributed net investment income/(loss)                                                 (438)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                                  (4,881)
Accumulated appreciation/(depreciation) of investments and
  currency transactions                                                                 (10,474)
                                                                                       --------

NET ASSETS -- 100.0%                                                                   $ 81,823
                                                                                       ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                          $14.85
                                                                                       ========
  CLASS A                                                                                $15.49
                                                                                       ========
  INSTITUTIONAL CLASS                                                                    $15.60
                                                                                       ========

MAXIMUM OFFERING PRICE PER SHARE:

  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75%)                                   $16.26
                                                                                       ========
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                       Six Months Ended 6/30/01
                                                                   ---------------------------------
                                                                    International
                                                                        Equity           Europe
                                                                        Trust             Fund
----------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                             $    115         $      6
  Dividends                                                               1,725              932
      Less foreign tax withheld                                            (224)             (91)
                                                                       --------         --------
      Total income                                                        1,616              847
                                                                       --------         --------
Expenses:
  Management fee                                                            573              426
  Distribution and service fees                                             764              244
  Audit and legal fees                                                       25               23
  Custodian fees                                                            215              119
  Directors' fees                                                             4                5
  Organization expense                                                       --               35
  Registration fees                                                           8               23
  Reports to shareholders                                                    24               11
  Transfer agent and shareholder servicing expense                          107               29
  Other expenses                                                             15                6
                                                                       --------         --------
                                                                          1,735              921
      Less fees waived                                                      (15)              --
                                                                       --------         --------
      Total expenses, net of waivers                                      1,720              921
                                                                       --------         --------
NET INVESTMENT INCOME/(LOSS)                                               (104)             (74)
                                                                       --------         --------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Realized gain/(loss) on:
      Investments, options and futures                                  (17,095)          (2,087)
      Foreign currency transactions                                         132              (56)
                                                                       --------         --------
                                                                        (16,963)          (2,143)
                                                                       --------         --------
Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                                   (4,016)         (16,480)
      Assets and liabilities denominated in foreign currencies              (16)             (32)
                                                                       --------         --------
                                                                         (4,032)         (16,512)
                                                                       --------         --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                  (20,995)         (18,655)
----------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         $(21,099)        $(18,729)
----------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                  International
                                                                     Equity                        Europe
                                                                      Trust                         Fund
                                                          ----------------------------- -----------------------------
                                                            Six Months        Year        Six Months        Year
                                                              Ended          Ended          Ended          Ended
                                                             6/30/01        12/31/00       6/30/01        12/31/00
---------------------------------------------------------------------------------------------------------------------
                                                          (Unaudited)                   (Unaudited)
Change in Net Assets:

  Net investment income/(loss)                              $    (104)     $  (1,564)      $    (74)      $ (1,248)

  Net realized gain/(loss) on investments, options,
    futures and foreign currency transactions                 (16,963)        (3,326)        (2,143)         4,006

  Change in unrealized appreciation/(depreciation) of
    investments, options, futures and assets and
    liabilities denominated in foreign currencies              (4,032)       (47,172)       (16,512)       (30,134)
---------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations              (21,099)       (52,062)       (18,729)       (27,376)

  Distributions to shareholders:
    From net investment income:
        Primary Class                                              --             --             --             --
        Class A                                                   N/A            N/A             --             --
        Institutional Class                                        --             --             --             --
    From net realized gain on investments:
        Primary Class                                              --         (3,644)           (97)        (6,118)
        Class A                                                   N/A            N/A           (136)        (6,176)
        Institutional Class                                        --             (1)            (6)           (47)

  Change in net assets from Fund share transactions:
        Primary Class                                         (26,951)       (58,040)        (4,438)         7,009
        Class A                                                   N/A            N/A         (5,978)       (14,272)
        Institutional Class                                        14             31            (55)           180

  Change in net assets from shares issued in connection
    with fund acquisition:
        Primary Class                                             N/A            N/A          2,193            N/A
        Class A                                                   N/A            N/A         18,412            N/A
        Institutional Class                                       N/A            N/A          1,769            N/A
---------------------------------------------------------------------------------------------------------------------
  Change in net assets                                        (48,036)      (113,716)        (7,065)       (46,800)

  Net Assets:
  Beginning of period                                         181,570        295,286         88,888        135,688
---------------------------------------------------------------------------------------------------------------------
  End of period                                             $ 133,534      $ 181,570       $ 81,823       $ 88,888
---------------------------------------------------------------------------------------------------------------------
  Under/(over) distributed net investment income/(loss)     $    (840)     $    (736)      $   (438)      $   (364)
---------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                        Investment Operations                      Distributions
                                          -------------------------------------------------   ------------------------
                                                          Net Realized and
                                                       Unrealized Gain/ (Loss)
                              Net Asset      Net           on Investments,         Total         From       From Net
                               Value,     Investment    Options, Futures and        From         Net        Realized
                              Beginning    Income/        Foreign Currency       Investment   Investment     Gain on
                              of Period     (Loss)          Transactions         Operations     Income     Investments
----------------------------------------------------------------------------------------------------------------------
  International Equity Trust
    Six Months Ended
       June 30, 2001*          $11.49       $ .05(A)            $(1.42)            $(1.37)      $  --        $   --
    Years Ended Dec. 31,
       2000                     14.26        (.01)               (2.57)             (2.58)         --          (.19)
       1999                     12.64         .11                 2.52               2.63        (.14)         (.87)
    Period Ended Dec. 31,
       1998(D)                  14.21         .10                (1.44)             (1.34)       (.23)           --

  Europe Fund(E)
    Six Months Ended
       June 30, 2001*          $20.06       $ .06(F)            $(4.48)            $(4.42)      $  --        $ (.04)
    Years Ended Dec. 31,
       2000                     28.73         .19                (6.17)             (5.98)         --         (2.69)
       1999                     24.78        (.03)                6.15               6.12        (.07)        (2.10)
       1998                     21.01         .22(G)              8.37               8.59        (.51)        (4.31)
       1997(H)                  25.61        (.04)(G)             1.27               1.23          --         (5.83)
----------------------------------------------------------------------------------------------------------------------

                               Distributions                                 Ratios/Supplemental Data
                               -------------               ------------------------------------------------------------

                                                                     Expenses        Net                        Net
                                               Net Asset                to       Investment                   Assets,
                                                Value,               Average    Income/(Loss)   Portfolio     End of
                                   Total        End of      Total      Net       to Average     Turnover    Period (in
                                Distribution    Period     Return     Assets     Net Assets       Rate      thousands)
-----------------------------------------------------------------------------------------------------------------------
  International Equity Trust
    Six Months Ended
       June 30, 2001*              $   --       $10.12     (11.92)%(B) 1.25%(A,C)    1.06%(A,C)     245%(C)     $   71
    Years Ended Dec. 31,
       2000                          (.19)       11.49     (18.28)%    1.20%          .17%          193%            70
       1999                         (1.01)       14.26      21.69%     1.25%          .82%          148%            50
    Period Ended Dec. 31,
       1998(D)                       (.23)       12.64      (9.42)%(B) 1.04%(C)      1.17%(C)        72%(C)         45
  Europe Fund(E)
    Six Months Ended
       June 30, 2001*              $ (.04)      $15.60     (22.06)%(B) 1.59%(C)       .80%(C)       149%(C)     $2,042
    Years Ended Dec. 31,
       2000                         (2.69)       20.06     (21.77)%    1.45%         (.43)%         147%           417
       1999                         (2.17)       28.73      25.49%     1.52%         (.10)%          93%           389
       1998                         (4.82)       24.78      42.51%     1.55%(G)      1.31%(G)       103%           247
       1997(H)                      (5.83)       21.01       4.76%(B)  1.31%(B,G)    (.60)%(B,G)    123%         8,025
-----------------------------------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 20, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the six months ended June 30, 2001, would have been 1.27%.
(B) Not annualized.
(C) Annualized.
(D) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.
(E) The financial information for Europe Fund Institutional Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg
    Mason Europe Fund and the Bartlett Europe Fund Class Y.
(F) Computed using average monthly shares outstanding.
(G) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1998, 1.63%; and 1997, 1.49%.
(H) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.
*   Unaudited.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.

(Amounts in Thousands) (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

     Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

Security Valuation

     Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Funds did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on International Equity or Europe Fund.

     Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for International Equity and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2001, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                         Receivable for        Payable for
                         Securities Sold   Securities Purchased
---------------------------------------------------------------
International Equity         $  634               $1,777
Europe Fund                   1,512                  369

Deferred Organizational Expense

     Deferred organizational expenses of $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date the Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Foreign Taxes

     Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the six months ended June 30, 2001, investment transactions (excluding short-term investments) were as follows:

                                     Purchases                      Proceeds From Sales
                         ---------------------------------   ---------------------------------
                         U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
International Equity                 --           $184,299               --           $208,718
Europe Fund                          --             68,718               --             62,714

     At June 30, 2001, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                  Net Appreciation/
                           Cost     Appreciation   Depreciation    (Depreciation)
-----------------------------------------------------------------------------------
International Equity     $136,722      $6,712        $ (9,288)        $ (2,576)
Europe Fund                91,371       4,460         (14,908)         (10,448)

--------------------------------------------------------------------------------

     The unused capital loss carryforward for federal income tax purposes at June 30, 2001, for International Equity is $835, which expires in 2008. Europe Fund has no capital loss carryforward.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

     As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

     When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                        IMPACT ON THE FUND:
The option expires                       Realize a loss in the amount of the cost of the option.
---------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss depending on whether the proceeds
sale transaction                         from the closing sale transaction are greater or less than the cost of the option.
---------------------------------------------------------------------------------------------------
The Fund exercises a call option         The cost of the security purchased through the exercise of the option will be increased by the premium originally
                                         paid to purchase the option.
---------------------------------------------------------------------------------------------------
The Fund exercises a put option          Realize a gain or loss from the sale of the underlying
                                         security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
---------------------------------------------------------------------------------------------------
WRITTEN OPTION:                          IMPACT ON THE FUND:
The option expires                       Realize a gain equal to the amount of the premium
                                         received.
---------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss without regard to any unrealized
purchase transaction                     gain or loss on the underlying security and eliminate the
                                         option liability. The Fund will realize a loss in this
                                         transaction if the cost of the closing purchase exceeds
                                         the premium received when the option was written.
---------------------------------------------------------------------------------------------------
A written call option is exercised by    Realize a gain or loss from the sale of the underlying
the option purchaser                     security. The proceeds of the sale will be increased by
                                         the premium originally received when the option was
                                         written.
---------------------------------------------------------------------------------------------------
A written put option is exercised by     The amount of the premium originally received will reduce
the option purchaser                     the cost of the security that the Fund purchased when the
                                         option was exercised.
---------------------------------------------------------------------------------------------------

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
     There was no activity in call and put options during the six months ended June 30, 2001.

     Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Financial Instruments:

Emerging Market Securities

     Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

     As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

--------------------------------------------------------------------------------

     At June 30, 2001, open forward currency exchange contracts were as follows:

International Equity:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/03/01          CHF       551    USD       306       $   1
7/03/01          EUR       383    USD       323           1
7/03/01          USD       284    JPY    35,410        0.12
                                                      -----
                                                      $2.12
                                                      =====

Europe Fund:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/03/01          SEK     3,950    USD       364     $     (1)
7/03/01          USD       273    DKK     2,400       (0.031)
                                                    --------
                                                    $ (1.031)
                                                    ========

6. Transactions With Affiliates:

     Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                       Six Months Ended
                                                                        June 30, 2001      At June 30, 2001
                                                                       ----------------    ----------------
                                                                          Management          Management
                         Management    Expense     Expense Limitation        Fees                Fees
Fund                        Fee       Limitation    Expiration Date         Waived             Payable
-----------------------------------------------------------------------------------------------------------
International Equity
  -- Primary Class         0.75%        2.25%        Indefinitely           $  15               $  69
  -- Institutional
     Class                 0.75%        1.25%        Indefinitely            0.01                0.05
Europe Fund
  -- Primary Class         1.00%        2.60%       April 30, 2002             --                  27
  -- Class A               1.00%        1.85%       April 30, 2002             --                  40
  -- Institutional
     Class                 1.00%        1.60%       April 30, 2002             --                   2

     Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity.

     Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund, net of any waivers.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                      At June 30, 2001
                                                                  ------------------------
                                 Distribution       Service       Distribution and Service
                                     Fee              Fee               Fees Payable
------------------------------------------------------------------------------------------
International Equity
  -- Primary Class                   0.75%           0.25%                   112
Europe Fund
  -- Primary Class                   0.75%           0.25%                    27
  -- Class A                           --            0.25%                    10

    No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended June 30, 2001. Legg Mason has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2001: International Equity, $23; and Europe Fund, $12.

    LMFA, Batterymarch and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

    The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2001, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Value International Fund:

    On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,197 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

--------------------------------------------------------------------------------

9. Fund Share Transactions:

     At June 30, 2001, there were 125,000 shares authorized at $.001 par value for each class of each portfolio of the Corporation. Share transactions were as follows:

                                                             Reinvestment
                                            Sold           of Distributions       Repurchased           Net Change
                                     -------------------   ----------------   --------------------   -----------------
                                      Shares     Amount    Shares   Amount     Shares     Amount     Shares    Amount
----------------------------------------------------------------------------------------------------------------------
International Equity
--   Primary Class
     Six Months Ended June 30, 2001   3,482     $36,131       --    $    --    (6,053)   $ (63,082)  (2,571)  $(26,951)
     Year Ended Dec. 31, 2000         3,152      39,612      272      3,555    (8,182)    (101,207)  (4,758)   (58,040)
--   Institutional Class
     Six Months Ended June 30, 2001      18     $   196       --    $    --       (17)   $    (182)       1   $     14
     Year Ended Dec. 31, 2000             9         112       --         --        (7)         (81)       2         31
Europe Fund
--   Primary Class
     Six Months Ended June 30, 2001   1,016(A)  $16,626(B)     6    $    95    (1,151)   $ (18,966)    (129)  $ (2,245)
     Year Ended Dec. 31, 2000         1,074      27,037      267      5,989    (1,120)     (26,017)     221      7,009
--   Class A
     Six Months Ended June 30, 2001   2,134(C)  $34,402(D)     8    $   121    (1,294)   $ (22,089)     848   $ 12,434
     Year Ended Dec. 31, 2000         3,493      89,030      226      5,250    (4,200)    (108,552)    (481)   (14,272)
--   Institutional Class
     Six Months Ended June 30, 2001     152(E)  $ 2,430(F)  N.M.    $     4       (42)   $    (720)     110   $  1,714
     Year Ended Dec. 31, 2000            13         299        2         47        (8)        (166)       7        180
----------------------------------------------------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 8).

(B) Includes $2,193 from fund acquisition (see Note 8).

(C) Includes 1,197 shares issued in connection with fund acquisition (see Note
8).

(D) Includes $18,412 from fund acquisition (see Note 8).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 8).

(F) Includes $1,769 from fund acquisition (see Note 8).

N.M. -- Not meaningful.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

               EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                       Balanced Trust
Special Investment Trust                          Financial Services Fund
American Leading Companies Trust                  Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

               GLOBAL FUNDS:                                  TAXABLE BOND FUNDS:
Global Income Trust                               U.S. Government Intermediate-Term Portfolio
International Equity Trust                        Investment Grade Income Portfolio
Emerging Markets Trust                            High Yield Portfolio
Europe Fund

           TAX-FREE BOND FUNDS:                               MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                    U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust           Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                               [LEGG MASON LOGO]

Investment Advisers

      For Global Income Trust:

        Western Asset Management Company

        Pasadena, CA

      For International Equity and Emerging Markets Trusts:

        Batterymarch Financial Management, Inc.

        Boston, MA

      For Europe Fund:

        Legg Mason Fund Adviser, Inc.

        Baltimore, MD

Investment Sub-Advisers

      For Global Income Trust:

        Western Asset Management Company Limited

        London, England

      For Europe Fund:

        Lombard Odier International Portfolio Management

        London, England

Investment Manager

      Legg Mason Fund Adviser, Inc.

      Baltimore, MD

Board of Directors

      John F. Curley, Jr., Chairman

      Edward A. Taber, III, President

      Nelson A. Diaz

      Richard G. Gilmore

      Arnold L. Lehman

      Dr. Jill E. McGovern

      G. Peter O'Brien

      T. A. Rodgers

Transfer and Shareholder Servicing Agent

      Boston Financial Data Services

      Boston, MA

Custodian

      State Street Bank & Trust Company

      Boston, MA

Counsel

      Kirkpatrick & Lockhart LLP

      Washington, DC

Independent Accountants

      PricewaterhouseCoopers LLP

      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                       LEGG MASON WOOD WALKER, INCORPORATED

               ----------------------------------------------------

                                 100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                 410 - 539 - 0000

LMF-042
8/01